Exhibit 99.1

           GLOBAL PARTNERS SIGNS AGREEMENT TO ACQUIRE REFINED PRODUCTS
                       TERMINAL IN MACUNGIE, PENNSYLVANIA

     WALTHAM, Mass., Aug. 23 /PRNewswire-FirstCall/ -- Global Partners LP (NYSE:
GLP), one of New England's largest wholesale distributors of distillates, gasoline and residual oil to wholesalers, retailers and commercial customers, today announced that it has signed an agreement to purchase a 170,000 barrel refined petroleum products terminal in Macungie, Pennsylvania from Pipeline Petroleum, Inc. and related parties.

     "The Macungie acquisition advances several elements of our growth strategy," said Eric Slifka, president and chief executive officer of Global Partners. "First, the terminal broadens our footprint into a new and geographically strategic location in southeastern Pennsylvania, close to major transportation corridors and population centers. Second, the terminal has storage capacity for more than 7 million gallons of refined products, including distillates, as well as gasoline and diesel fuel, which allows us to continue to expand our non-weather sensitive product lines. From a financial perspective, we expect the Macungie terminal to generate strong cash flow and to be fully accretive to our unitholders, furthering another key objective of the Partnership."

     Global Partners' acquisition of the Macungie terminal is expected to close in the third quarter of 2006, subject to due diligence and other customary conditions.

     About Global Partners LP

     Global Partners LP, a master limited partnership based in Waltham, Massachusetts, is one of the largest wholesale distributors of distillates (such as home heating oil, diesel and kerosene), gasoline and residual oil to wholesalers, retailers and commercial customers in New England. Global Partners LP trades on the New York Stock Exchange under the ticker symbol "GLP." For additional information, please visit http://www.globalp.com.

     Safe Harbor Statement

     This news release contains certain "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements are identified as any statements that do not relate strictly to historical or current facts and can generally be identified by the use of forward-looking terminology including "will," "may," "believe," "expect," "anticipate," "estimate," "continue" or other similar words. Such statements may discuss business prospects, new developments and future expectations or contain projections of results of operations, financial condition and Global Partners LP's ability to make distributions to unitholders. These statements are not guarantees of performance. Although Global Partners LP believes these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties and risks, many of which are beyond the control of Global Partners LP, which may cause actual results to be materially different from the forward-looking statements contained in this news release. For specific risks and uncertainties that could cause actual results to differ materially from forward-looking statements, please refer to Global Partners LP's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, and its Annual Report on Form 10-K for the year ended December 31, 2005. All forward-looking statements included in this news release and all subsequent written or oral forward-looking statements attributable to Global Partners LP or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made, and Global Partners LP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Contacts:
     Thomas J. Hollister                          Edward J. Faneuil
     Executive Vice President and                 Executive Vice President,
     Chief Financial Officer                      General Counsel and Secretary
     Global Partners LP                           Global Partners LP
     (781) 894-8800                               (781) 894-8800

SOURCE  Global Partners LP
     -0-                             08/23/2006
     /CONTACT: Thomas J. Hollister, Executive Vice President and Chief Financial Officer, +1-781-894-8800, or Edward J. Faneuil, Executive Vice President, General Counsel and Secretary, +1-781-894-8800, both of Global Partners LP/
     /First Call Analyst: /
     /FCMN Contact: /
     /Web site:  http://www.globalp.com /